UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Juniper Networks, Inc.
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Dear Juniper Stockholder,

Juniper has filed its annual proxy statement in anticipation of our 2012 annual meeting of stockholders on May 22, 2012. We recognize that proxy season is a very busy time and we are committed to ensuring that our proxy communications and related materials are transparent and reflect our accountability to our stockholders.

The purpose of this note is to thank you in advance for your continued support of Juniper and to bring to your attention three important proposals in this year’s proxy. These proposals seek:

•	Approval of a proposed amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan to authorize an additional 25 million common shares to be reserved for issuance under the plan;

•	Approval of a proposed amendment to the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan to increase the maximum number of shares available for sale under the plan by 7 million; and,

•

A non-binding advisory vote in favor of our executive compensation program — known as a “say on pay” proposal, the vote is an opportunity for Juniper’s Board and Compensation Committee to review stockholder feedback as it makes future executive compensation decisions.

The attached supplemental proxy materials will provide you with more information with regard to these proposals. We recognize your support of Juniper is essential to our future growth. We hope we can count on your vote.

2012 PROXY PROPOSALS (ANNUAL MEETING DATE: MAY 22, 2012)

2 Copyright © 2012 Juniper Networks, Inc. www.juniper.net CONTENTS 2012 Proxy Proposals and Business Context Executive and Equity Compensation CEO Pay for Performance 1 1 2 2 3 3

2012 PROXY PROPOSALS AND BUSINESS 2012 PROXY PROPOSALS AND BUSINESS CONTEXT CONTEXT

4 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
JUNIPER NETWORKS 2012 PROXY PROPOSALS
*Note: 25M request reflects shares on an adjusted share basis.
1. Elect three Class I directors
2. Ratify the appointment of Ernst & Young LLP as auditors for the fiscal year ending
December 31, 2012
3. Approve an amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan
that increases the number of shares reserved for issuance by 25,000,000 shares*
4. Approve an amendment to the Juniper Networks, Inc. 2008 Employee Stock
Purchase Plan to increase the maximum number of shares available for sale by
7,000,000 shares
5. Stockholder proposal to declassify the board of directors
6. Non-binding advisory vote on executive compensation

5 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
JUNIPER NETWORKS: A GROWTH COMPANY
Strong track record of growth – 10yr revenue CAGR: 17.5%
(2001-2011)
Large and growing addressable market
Our innovation drives growth in our addressable market and
creates opportunities in new markets
Compensation programs support hiring of world-class talent to drive future growth

EXECUTIVE AND EQUITY COMPENSATION

7 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
JUNIPER’S EXECUTIVE COMPENSATION PROGRAMS ARE BASED ON
RESPONSIBLE GUIDING PRINCIPLES
Principle Strategy
1. Enhance Accountability Executive compensation linked to a clear set of business objectives
2. Manage to Balanced Results Compensation strategy that drives balanced results between the following:
–
Short-and long-term objectives
–
Individual and team performance
–
Financial and non-financial objectives
–
Customer satisfaction and growth
3. Reward High Performance Upside potential in the incentive plans for superior performance with downside risk for underperformance
4. Attract & Retain Talent Market-competitive programs with flexibility to be aggressive for mission-critical talent retention and acquisition
5. Align with Shareholder Interests Programs that are transparent, easily understood and meet fiduciary commitments to shareholders
6. Encourage Health and Financial
Well-Being
Market-competitive benefit programs that encourage wellness
and financial savings
Equity-based compensation is a key element of our rewards program that supports the above principles

8 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
JUNIPER’S COMMITMENT IS TO KEEP ITS 2012 BURN RATE AT OR
BELOW 2.75% OF COMMON SHARES OUTSTANDING (“CSO”)
For 2009-2011 Management
achieved its objective of keeping
annual burn rate below 3% of CSO
Our reduction in annual grants since
2009 allows us to request 25M shares
in 2012 vs. requests of 30M shares
each year in 2010-2011
At 12/31/11, weighted average
eligibility of employees to receive
focal equity was approximately 55%*
Burn rate =
Number of shares granted at FYE**
CSO at FYE
Burn Rate:
Pure Shares Granted as % of CSO
Numerator for burn rate reflects shares granted in each year with performance share awards at target (18,000,000,
18,000,000, 13,200,000, 11,700,000, and 14,700,000 shares granted in 2007-2011, respectively).
Denominator for burn rate reflects CSO used in computing net income per share in the Company’s Form 10-K filings
(537,800,000, 530,300,000, 523,600,000, 522,400,000, and 529,800,000 shares in 2007-2011, respectively).
3.35% 3.39% 2.52% 2.24% 2.77% 2.75%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2007 2008 2009 2010 2011 2012
Proposed
2009-2011: Management Objective
to Remain Under 3%
2012
Commitment:
Remain at
2.75% or Less
**Options, RSUs and PSAs are all counted as
one share each.
*Based on headcount at 12/31/11 and eligibility
for focal equity during fiscal year 2012.

9 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
OUR CURRENT OVERHANG HAS REDUCED FROM 14% OF CSO TO 11%
Current Overhang:
Options, RSUs & PSAs Outstanding as % of CSO
14.00%
15.24%
14.73%
12.11%
11.06%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
2007 2008 2009 2010 2011
Current Overhang =
Number of granted and outstanding shares at FYE
CSO at FYE
Current overhang provides a point-in-time
view of potential dilution based on shares
already granted
Current overhang has declined due to
managing annual grants within the 3% of CSO
objective, as well as exercises, vesting, and
expirations.
58% and 73% of our current outstanding
options expire in 2015 and 2016 as indicated
in the table below:
38% of our 2011 grants were options, compared to
75% in 2009, mitigating incremental overhang build up
via stock options
Numerator for current overhang is the sum of outstanding options, RSUs and PSAs (includes the maximum number of shares issuable thereunder per our Form 10-K filings) at fiscal year end (73,200,000, 80,300,000,
76,500,000, 63,600,000, and 58,200,000 shares outstanding in 2007-2011, respectively).
Denominator for current overhang reflects CSO at fiscal year end in our From 10-K filings (522,800,000,
526,800,000, 519,300,000, 525,400,000, and 526,400,000 shares outstanding in 2007-2011, respectively).
Outstanding
as of
12/31/2011
# of Options Expiring
Through Fiscal Year
2015 2016
Stock
Options
38.6M 22.3M 28M

10 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
SHARE BUY-BACK PROGRAM REDUCES THE IMPACT OF EQUITY PLANS
Impact of Share Buy-Back Program
From time to time the Company
repurchases and retires
repurchased shares
This reduces the impact of our
equity plans on the aggregate
number of shares outstanding
The table provides information
on the number of shares
repurchased by the Company as
compared to the number of
shares issued by the Company
in connection with stock option
exercises, restricted stock unit
vesting and performance share
award vesting for each of the
fiscal years from 2007 through
2011
Fiscal
Year
Employee
Headcount
@ 12/31
Shares
Granted *
Shares
Issued**
Shares
Repurchased
2007 5,879 18,005,225 22,402,274 69,443,946
2008 7,014 18,003,215 7,615,406 25,088,226
2009 7,231 13,211,625 10,080,096 20,696,771
2010 8,772 11,687,750 23,833,186 19,653,004
2011 9,129 14,692,794 16,289,639 17,499,840
*Options, RSUs and PSAs are all counted as one share each
**In connection with stock option exercises, restricted stock unit vesting and performance share award vesting

11 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
OUR EQUITY COMPENSATION STRATEGY SINCE 2009 DEMONSTRATES
RESPONSIBLE EQUITY RESERVE MANAGEMENT UNDER OUR 2006
EQUITY INCENTIVE PLAN
1. Less than 3% annual burn rate 2009-2011
2. Commitment to manage 2012 at or below 2.75% of CSO
3. Weighted average eligibility of employees to receive focal equity is approximately 55% in 2012*
4. Shift from an equity compensation approach that used options as 75% of total grants in 2009 to 38% of total grants in 2011
5. Declining current overhang with large tranche of legacy option overhang expiring in 2015-2016
6. Stock buy-back program reduces the impact of the equity
programs
*Based on headcount at 12/31/11 and eligibility for focal equity in fiscal year 2012.

12 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
YOUR SUPPORT IS ESSENTIAL TO OUR FUTURE GROWTH
Ensures stock incentives available for future growth
Enables us to plan for additional growth in FY12 and beyond
Supports continued execution on our growth agenda
Your vote FOR proxy proposals #3 and #4:

DECLASSIFICATION OF THE BOARD

14 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
DECLASSIFICATION INCREASES BOARD AND MANAGEMENT
ACCOUNTABILITY TO STOCKHOLDERS
By the 2015 annual meeting of stockholders, all director
nominees will stand for election each year
The decision to seek declassification was made as part of the regular review of our governance practices, and recognizes
the desire of our shareholders to express their views on the performance of the entire Board each year

CEO PAY FOR PERFORMANCE CEO PAY FOR PERFORMANCE

16 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
CEO PAY FOR PERFORMANCE
DISCLOSED VS. REALIZABLE COMPENSATION – OVERVIEW
We believe that in assessing the relationship between CEO pay and company performance, it is important to consider the value of CEO pay at the end of the fiscal year
We believe that the presentation of an “actual realizable compensation” measure that looks at pay at the end of the fiscal year provides useful information to our stockholders, in that it aligns both pay and performance based on fiscal year end results
Summary Compensation Table Actual Realizable Compensation
Base Salary • Actual payroll earnings for fiscal year • As reported in Summary Compensation
Table (SCT)
Bonus • Actual amount paid in 2011 • As reported in SCT
Restricted Stock Awards • Number of shares multiplied by closing stock price on date of grant
• Number of shares multiplied by stock
price at end of fiscal year
Performance Share Awards • Number of target shares multiplied by closing stock price on date of grant
• Number of target shares multiplied by
stock price at end of fiscal year
Option Awards • Number of options multiplied by Black
Scholes value of closing stock price on date
of grant
• Number of options multiplied by the
difference between stock price at fiscal
year end and exercise price. Underwater
options valued at $0
Non-Equity Incentive Plan
Compensation
• Actual payment based on 2011 results • As reported in SCT
All Other Compensation • Value received in 2011 • As reported in SCT
Total Compensation • Sum of the above • Sum of the above

17 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
Year Source Salary Stock Awards Option Awards
Non Equity
Incentive Plan
Compensation
All Other
Compensation*
Total
Compensation
2011 Summary Comp
Table (SCT)
Disclosure
$960,000
$4,400,000 $4,565,850
$754,320 $13,233
$10,693,403
Actual Realizable
Comp (2011)
1
$2,041,000 $0 $3,768,553
2010
SCT
$820,000
$2,744,000 $2,789,130
$1,599,000 $2,061,442
$10,013,572
Actual Realizable
Comp (2010)
2
$3,692,000 $2,844,000 $11,016,442
2009
SCT
$740,000
$2,936,000 $1,893,210
$574,425 $1,602,291
$7,745,926
Actual Realizable
Comp (2009)
3
$2,667,000 $3,597,000 $9,180,716
CEO PAY FOR PERFORMANCE
DISCLOSED VS. REALIZABLE COMPENSATION – COMPARISON
*Includes sign-on bonus of $2M in 2010 and $1.5M in 2009
1 Reflects 100,000 performance shares at target valued using $20.41 stock price on 12/31/11 and 300,000 options valued at $0 given Juniper’s 12/31/11 stock price is below the exercise price of $44.
2
Reflects 100,000 performance shares at target valued using $36.92 stock price on 12/31/10 and 300,000 options valued at the difference between $36.92 stock price and $27.44 exercise price.
3
Reflects 100,000 performance shares at target valued using $26.67 stock price on 12/31/09 and 300,000 options valued at the difference between $26.67 stock price and $14.68 exercise price.
The table below provides the details on actual realizable compensation for Juniper’s CEO vs.
disclosed amounts in our Summary Compensation Table

Performance Percentile Rank

Value of CEO's Realizable Compensation for Year ($000s)
Stock Price at Fiscal Year End

18 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
We believe that our CEO’s actual realizable compensation is closely aligned with performance and stockholder value creation on a relative basis
vs. our Peer Group as set forth in our Proxy and on an absolute basis relative to our stock price performance, reflecting both measured performance results in the Executive Annual Incentive Plan and Performance Share Plans, and the impact of declining share prices on the actual pay delivered to our CEO
Relative
Pay-for-Performance:
This approach calculates the percentile rank of actual realizable compensation for our CEO at the end of each fiscal year over the past 3-year period (2009, 2010, 2011) relative to the actual realizable compensation for CEOs in Juniper’s Peer Group as set forth in our Proxy. We measure Juniper’s Total Shareholder Return (“TSR”) rank relative to the Peer Group over the same time period as well. TSR reflects value for stockholders through share price appreciation and dividends and is calculated as follows:
Absolute
Pay-for-Performance:
This approach calculates the actual realizable compensation for our CEO at the end of each fiscal year over the past 3-year period and compares it to the Company’s stock price at the end of the respective years (2009, 2010, 2011)
JUNIPER’S CEO PAY IS CLOSELY ALIGNED WITH PERFORMANCE
*Note: Shading in Relative Pay for Performance chart indicates aligned pay for performance.
*
*Stock price close data from finance.google.com
Juniper CEO
0%
50%
100%
0% 50% 100%
Pay Percentile Rank
Relative Pay for Performance
2009 2010 2011
Total CEO Pay (000s) $9,181 $11,016 $3,769
Stock Price (@ 12/31) $26.67 $36.92 $20.41
$0
$5
$10
$15
$20
$25
$30
$35
$40
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
Absolute Pay for Performance
Stock Price at Ending Date - Stock Price at Beginning Date + Dividends
Stock Price at Beginning Date

19 Copyright © 2012 Juniper Networks, Inc.     www.juniper.net
YOUR SUPPORT IS ESSENTIAL TO ATTRACT AND RETAIN AN EXECUTIVE
LEADERSHIP TEAM TO POSITION US FOR GROWTH
Ensures continued executive compensation programs that align pay with performance
Enables us to attract and retain executive leadership that positions the company for future growth
Your vote FOR proxy proposal #6: